Filed pursuant to Rule 497(a)
File No. 333-178548

FOR IMMEDIATE RELEASE	For More Information, Contact:
George Lancaster George.Lancaster@Hines.com 713-966-7676

HMS Income Fund Announces New Lower Middle Market Investment
Co-investment highlights relationship with Main Street Capital Corporation
HOUSTON - June 3, 2014 - HMS Income Fund, Inc. (HMS), a non-listed business development company sponsored by Hines Interests Limited Partnership (Hines), today announced a lower middle market investment in Datacom, L.L.C. (“Datacom”). The HMS investment is part of a $19.2 million investment led by Main Street Capital Corporation (NYSE: MAIN) (“Main Street”), parent company of the sub-adviser to HMS. The investment in Datacom includes first-lien, senior secured term debt and a direct equity investment. HMS invested approximately $1.9 million of the total, a portion of which represents a direct equity investment. Proceeds of the investment were used to complete a minority recapitalization, refinance existing debt and provide capital to fund Datacom’s near-term growth opportunities. In addition, HMS and Main Street are providing Datacom an undrawn revolving line of credit to support its future working capital needs and a commitment for additional term loans to support its future growth opportunities. The investment was completed in partnership with Datacom’s management team, which retained majority equity ownership of Datacom, as the company enters into its next phase of growth.
Headquartered in Lafayette, Louisiana, and founded in 2002, Datacom is a leading Gulf Coast region provider of communication and data transfer technology solutions primarily to the oil & gas exploration and production and marine industries. Datacom operates through several subsidiaries and under several trade names in addition to Datacom, including Global Technology Group, Blackhawk Security Solutions and Raven Research and Development. In addition to its headquarters in Lafayette, Louisiana, Datacom maintains operating locations in Cutoff, Louisiana; Carthage, Texas; Devine, Texas; and Midland, Texas.
About HMS Income Fund

HMS Income Fund is a publicly registered, non-listed business development company sponsored by Hines, an international investment management firm. The primary investment objective of HMS Income Fund is to generate current income through debt and equity investments in private middle market and lower middle market U.S. companies. Its secondary objective is to generate long-term capital appreciation through such investments. HMS Income Fund is managed by HMS Adviser LP and is sub-advised by a wholly owned subsidiary of Main Street, a publicly traded business development company. Through May 31, 2014, HMS has raised over $110.0 million of capital in its public offering. As of May 31, 2014, the cost basis of the HMS investment portfolio was approximately $175.0 million, and HMS had approximately $53.5 million in outstanding notes payable. To learn more, please visit www.hinessecurities.com.

About Main Street Capital Corporation
Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio. Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.
Main Street’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “MAIN.” In addition, Main Street has outstanding 6.125% Notes due 2023, which trade on the NYSE under the symbol “MSCA.”
For more information, please read the prospectus, which you can obtain by visiting www.hinessecurities.com or calling Hines Securities, Inc. at 888.446.3773. You should read the prospectus carefully in order to fully understand the objectives, risks, sales charges, fees and expenses of HMS Income Fund before investing or sending money. No offering is made in the State of New York except by a prospectus filed with the Department of Law of the State of New York. A copy of the prospectus must be made available to you in connection with any offering. Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved of this offering or determined if the prospectus is truthful and complete. Any representation to the contrary is a criminal offense.